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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 1998
                                                          --------------

                                 Oncormed, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        00-13768                                       52-1842781
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(Commission File Number)                   (I.R.S. Employer Identification No.)


    205 Perry Parkway, Gaithersburg, Maryland                    20877
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    (Address of Principal Executive Offices)                   (Zip Code)


                                 (301) 208-1888
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

                On July 6, 1998, the Registrant entered into an Agreement and Plan of Merger and Reorganization (the "Agreement") with Gene Logic Inc., a Delaware corporation, and Gene Logic Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Gene Logic Inc., a copy of which is attached hereto as Exhibit
                99.1. The information contained in the Agreement is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

                (c)   Exhibits

Exhibit Number            Description

     99.1 Agreement and Plan of Merger and Reorganization, dated July 6, 1998, between the Registrant, Gene Logic Inc. and Gene Logic Acquisition Corp.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Oncormed, Inc.
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                                  (Registrant)

                                  By:      /s/ TIMOTHY J. TRICHE
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                                  Name:    Timothy J. Triche, M.D. Ph.D.
                                           -------------------------------------
                                  Title:   Chairman of the Board of Directors
                                           and Chief Executive Officer
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Dated:  July 22, 1998